UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2005

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)	80504 (Zip Code)

303-774-3200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02     Results of Operations and Financial Condition.

On October 20, 2005, Applied Films Corporation issued a press release announcing financial results for the first fiscal quarter ending October 1, 2005. A copy of the press release is attached as Exhibit 99.1.

Item 8.01     Other Events.

On October 20, 2005, Applied Films Corporation issued a press release announcing a strategic alliance with Gebr. Schmid GmbH. A copy of the press release is attached as Exhibit 99.2.

The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9.     Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated October 20, 2005 regarding earnings for the first fiscal quarter.

99.2	Press release dated October 20, 2005 regarding strategic alliance with Gebr. Schmid GmbH

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2005	APPLIED FILMS CORPORATION By: /s/ Lawrence D. Firestone —————————————— Lawrence D. Firestone Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release dated October 20, 2005, regarding financial results for the first fiscal quarter ended October 1, 2005.

Exhibit 99.2	Press release dated October 20, 2005 regarding strategic alliance with Gebr. Schmid GmbH.